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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 5, 2007


                              PLX Technology, Inc.
             (Exact name of Registrant as specified in its charter)




             Delaware               000-25699                 94-3008334
   (State or other jurisdiction    (Commission              (IRS Employer
         of incorporation)         File Number)           Identification No.)

                               870 West Maude Ave
                               Sunnyvale, CA 94085
                    (Address of principal executive offices)

                                 (408) 774-9060
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement.

On January 5, 2007, PLX Technology, Inc. entered into an offer letter with Arthur O. Whipple pursuant to which Mr. Whipple agreed to become PLX Technology's Vice President of Finance, Chief Financial Officer and Secretary. Pursuant to the Agreement, among other things, Mr. Whipple will:

o    receive a salary of $210,000 per year,

o    be eligible to participate in PLX Technology's Executive Bonus plan, and

o subject to approval by the Board, receive an option to purchase 100,000 shares of PLX Technology's common stock with an exercise price equal to the fair market value as of the date of grant.

PLX Technology, Inc. may change compensation and benefits from time to time in its discretion.

The Agreement is filed as an exhibit to this Current Report on Form 8-K, the full terms of which are incorporated by reference herein.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On January 5, 2007, PLX Technology, Inc. agreed to appoint Arthur O. Whipple to the position of PLX Technology's Vice President of Finance, Chief Financial Officer and Secretary, such appointment to be effective on February 12, 2007 when Mr. Whipple begins employment with PLX Technology.

Mr. Whipple, age 58, was employed by Silicon Storage Technology, Inc., a fabless manufacturer of flash memory based integrated circuits most recently as its Vice President of Finance, Chief Financial Officer and Secretary. From April 1998 to March 2005, Mr. Whipple was employed by QuickLogic Corp., a fabless manufacturer of field programmable logic products and embedded standard products, initially as its Vice President of Finance, Chief Financial Officer and Secretary and later as Vice President and General Manager of its logic products business unit. From April 1994 to April 1998, Mr. Whipple served as Vice President of Engineering for ILC Technology, a manufacturer of high performance lighting products, and also as Vice President of Finance and Operations of its subsidiary, Precision Lamp, a manufacturer of high-performance lighting products. Earlier in his career, Mr. Whipple worked for other semiconductor manufacturing companies including Westinghouse Electric, Fairchild and Monolithic Memories in financial and engineering roles. Mr. Whipple holds a B.S.E.E. from the University of Washington and an M.B.A. from Santa Clara University.

The description of the material terms of Mr. Whipple's compensation arrangements with PLX Technology is set forth in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference herein.

The announcement of Mr. Whipple's appointment as Vice President of Finance, Chief Financial Officer and Secretary was made by press release on the date of the filing of this Current Report on Form 8-K. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.


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Item 9.01. Financial Statements and Exhibits.

Exhibit No.        Description
-------------      -------------------------------------------------------------
10.1               Offer Letter, dated December 29, 2006, between PLX
                   Technology, Inc. and Arthur O. Whipple.

99.1               Press Release, dated January 18, 2007, announcing Mr.
                   Whipple's appointment as Vice President of Finance, Chief Financial Officer and Secretary.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PLX Technology, Inc.

                                             By:     /s/ Michael J. Salmeh
                                                     ---------------------------
                                             Name:   Michael J. Salameh
                                             Title:  Chief Executive Officer and
                                                     President

Dated: January 18, 2007


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                                  EXHIBIT INDEX


Exhibit No.        Description
-------------      -------------------------------------------------------------
10.1               Offer Letter, dated December 29, 2006, between PLX
                   Technology, Inc. and Arthur O. Whipple.

99.1               Press Release, dated January 18, 2007, announcing Mr.
                   Whipple's appointment as Vice President of Finance, Chief Financial Officer and Secretary.